Exhibit 23(e)(ii) under Form N-1A
                                        Exhibit 1 under Item 601/Reg. S-K
                                Exhibit A
                                 to the
                         Distributor's Contract

                          The Huntington Funds
                           Investment A Shares

---------------------------------------------------------------------------
                    FUNDS                        DATE ADDED TO CONTRACT
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                    December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund             December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund              December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                              December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                       December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income Fund      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Macro 100 Fund                            April 30, 2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                   December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                    December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                        December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                 December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                       December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Markets Fund                    December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income           April 30, 2003
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Situs Small Cap Fund                      August 1, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund          December 1, 2001
---------------------------------------------------------------------------


      As of the 16th day of February, 2005, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment A Shares of the Funds set forth above.


   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment A Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective clients from time to time.


   2. During the term of this Agreement, Edgewood, as agent of the Investment Company will direct the Investment Company to pay Edgewood and/or Financial Institutions out of the Investment Company's assets pursuant to this Agreement: (i) a monthly fee for distribution-related services computed at the annual rate of 0.25% of the average aggregate net asset value of Investment A Shares held during the month; and (ii) all initial sales loads paid by shareholders during the month in connection with the purchase of Investment A Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. In addition, Edgewood, as the agent for the Investment Company, will direct the disbursement of a monthly shareholder service fee payable out of the Investment Company's assets to Financial Institutions to be computed at the annual rate of 0.25% of the average aggregate net asset value of
        Investment A shares held during the month.   For the month in
        which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, as agent for the Investment Company, will cause Financial Institutions to be paid out of the Investment Company's assets a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Investment Company and/or by Edgewood as agent for the Investment Company.

   4. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 16th day of February, 2005.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas          By:  /s/ Charles L. Davis. Jr.
   ------------------------------      --------------------------------
Name: George M. Polatas             Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President


                                Exhibit B
                                 to the
                         Distributor's Contract

                          The Huntington Funds
                           Investment B Shares

---------------------------------------------------------------------------
                                               DATE ADDED TO CONTRACT
                  FUNDS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                  December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund           December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                            December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                     December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income          April 30, 2003
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund              December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Macro 100 Fund                          April 30, 2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                  April 30, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                  December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                April 30, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                       December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                      April 30, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Situs Small Cap Fund                    August 1, 2002
---------------------------------------------------------------------------

      As of the 16th day of February, 2005, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment B Shares of the Funds set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment B Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective customers from time to time.

   2. (a) During the term of this Agreement, the Investment Company will direct Edgewood, as agent for the Investment Company, to pay Edgewood for services pursuant to this Agreement and/or to pay the financier of sales commissions advanced in connection with the sale of Investment B Shares: (i) a monthly fee for distribution-related activities computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment
         B Shares held during the month; and (ii) all contingent deferred sales charges paid by shareholders during the month in connection with the redemption of Investment B Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. In addition, Edgewood, as the agent of the Investment Company, will direct the disbursement out of the Investment Company's assets of a monthly shareholder services fee to Financial Institutions to be computed at the annual rate of 0.25% of average aggregate net asset value of Investment B Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.


        (b) In order to facilitate the financing of advance commissions to be paid to Financial Institutions for the sale of Investment B Shares, Edgewood, as agent for the Investment Company, is authorized and permitted to sell and assign any rights it may have to all or a portion of the fees payable with regard to Investment B Shares to a third party, and such transfer shall be free and clear of offsets or claims that the Investment Company or any Fund may have against Edgewood. Alternatively, the Investment Company may pay all or any portion of the fees payable with regard to Investment B Shares directly to the third party transferee or its designee.

   3. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, as agent for the Investment Company, will cause Financial Institutions to be paid out of the Investment Company's assets a periodic fee in respect of Shares owned from time to time by the Financial Institution's clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Investment Company and/or by Edgewood, as agent for the Investment Company.

   4. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 16th day of February, 2005.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas          By:  /s/ Charles L. Davis. Jr.
   ------------------------------      --------------------------------
Name: George M. Polatas             Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President

                                Exhibit C
                                 to the
                         Distributor's Contract

                          The Huntington Funds
                              Trust Shares

---------------------------------------------------------------------------
                      FUNDS                        DATE ADDED TO CONTRACT
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund               December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income Fund        December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund                  December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Macro 100 Fund                              April 30, 2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                     December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                          December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                   December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                           December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund           December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Markets Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income            December 1, 2001
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Situs Small Cap Fund                        August 1, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund            December 1, 2001
---------------------------------------------------------------------------

      As of the 16th day of February, 2005, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit with respect to the Trust Shares of the Funds set forth above.

1.    The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Trust Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective customers from time to time.

2.    Edgewood, as the agent of the Investment Company, will direct the disbursement out of the Investment Company's assets of a monthly shareholder services fee to Financial Institutions to be computed at the annual rate of 0.25% of average aggregate net asset value of Trust Shares held during the month.

   Witness the due execution hereof this 16th day of February, 2005.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas          By:  /s/ Charles L. Davis. Jr.
   ------------------------------      --------------------------------
Name: George M. Polatas             Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President